                                                                  EXHIBIT 10.28

               FOURTH AMENDMENT TO EXIM GUARANTEED LOAN AGREEMENT


         THIS FOURTH AMENDMENT TO EXIM GUARANTEED LOAN AGREEMENT (this "Amendment"), dated as of March 6, 2003, is between HORIZON OFFSHORE CONTRACTORS, INC., a Delaware corporation ("Contractors"), HORIZON SUBSEA SERVICES, INC., a Delaware corporation ("Subsea"), HORIZON VESSELS, INC., a Delaware corporation ("Vessels"), and HORIZEN, L.L.C., a Delaware limited liability company ("LLC", and together with Contractors, Subsea and Vessels the "Borrowers"), jointly and severally, each of the financial institutions which is or may from time to time become a party to such Loan Agreement, as amended (collectively, "Lenders", and each a "Lender"), and SOUTHWEST BANK OF TEXAS, N.A., a national banking association, as agent (the "Agent").


                                    RECITALS:

         A. Borrowers and Lenders entered into that certain EXIM Guaranteed Loan Agreement dated as of August 15, 2001, as amended by First Amendment to EXIM Guaranteed Loan Agreement dated as of April 17, 2002, Second Amendment to EXIM Guaranteed Loan Agreement dated as of August 28, 2002 and Third Amendment to EXIM Guaranteed Loan Agreement dated as of September 30, 2002 (the "Agreement").

         B. Pursuant to the Agreement, each Borrower, Horizon Offshore, Inc., a Delaware corporation, and Horizon Offshore Contractors, Ltd., a company organized and existing under the laws of the Cayman Islands, each executed a Guaranty dated as of August 15, 2001, and ECH Offshore, S. de R.L. de C.V., a company organized and existing under the laws of Mexico, executed a Guaranty dated as of August 15, 2001 (under Mexican law) and a Guaranty dated as of May 30, 2002 (under Texas law), pursuant to which such Persons (as defined in the Agreement) guaranteed to Agent the payment and performance of the Obligations (as defined in the Agreement).

         C. Pursuant to the Agreement all the other subsidiaries of Parent executed guaranty agreements pursuant to which such subsidiaries guaranteed the obligations of Borrowers under the Loan Agreement.

         D. Borrowers, Lenders and Agent now desire to amend the Agreement as herein set forth.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I.

                                   Definitions

         Section I.1. Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the meanings given to such terms in the Agreement, as amended hereby.

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                                   ARTICLE II.

                                   Amendments

         Section II.1. Amendment to Certain Definitions. (a) The definition of each of the following terms contained in Section 1.1 of the Agreement is amended to read in its respective entirety as follows:

         "Applicable Margin" means, for the Levels described below, the percentage amounts set forth below.

-------------------------------------------------------------------------------
                      Level I     Level II    Level III   Level IV    Level V
-------------------------------------------------------------------------------
LIBOR Margin           1.75%        2.25%       2.75%     3.25%        5.00%
-------------------------------------------------------------------------------
Prime Rate Margin     -0.75%       -0.25%       0.25%     0.75%        2.00%
-------------------------------------------------------------------------------


               Level I applies when the Ratio of Funded Debt to Capitalization is less than 0.30 to 1.00.

               Level II applies when the Ratio of Funded Debt to Capitalization is equal to or greater than 0.30 to 1.00 but less than 0.40 to 1.00.

               Level III applies when the Ratio of Funded Debt to Capitalization is equal to or greater than 0.40 to 1.00 but less than 0.45 to 1.00.

               Level IV applies when the Ratio of Funded Debt to Capitalization is equal to or greater than 0.45 to 1.00 but less than 0.50 to 1.00.

               Level V applies when the Ratio of Funded Debt to Capitalization is equal to or greater than 0.50 to 1.00.

         The applicable Level shall be adjusted, to the extent applicable, forty-five (45) days after the end of each fiscal quarter (or, in the case of any change reflected by the audited financial statements delivered pursuant to Section 7.1(a), ninety (90) days after the end of each fiscal year) based on the Ratio of Funded Debt to Capitalization tested for the period ending on the last day of such quarter or such fiscal year, as applicable; provided that if Borrowers fail to deliver the financial statements required by Section 7.1(a) or (b), as applicable, or the related No Default Certificate required by Section 7.1(d) by the forty-fifth (45th) day (or, if applicable, the 90th day) after the end of any quarter or any fiscal year, as applicable, Level V shall apply until such


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         financial statements are delivered; provided further, that, notwithstanding any provision hereof to the contrary, commencing March 6, 2003, Level IV shall apply until the date on which Borrowers deliver to Agent financial statements pursuant to Section 7.1(a) or (b) and the related No Default Certificate pursuant to Section 7.1(d) which evidence that as of the date of such financial statements the Ratio of Funded Debt to EBITDA is less than or equal to 3.50 to 1.00.

         "Applicable Rate" means (a) during the period that an Advance is a Prime Rate Advance, the sum of the Prime Rate plus the Prime Rate Margin from time to time in effect, and (b) during the period that an Advance is a LIBOR Advance, the sum of the LIBOR Rate plus the LIBOR Margin from time to time in effect.

         "Domestic Loan Agreement" means that certain Loan Agreement dated March 26, 2001, among Borrowers other than LLC, the Domestic Agent and the lenders referred to therein, as amended by First Amendment to Loan Agreement dated April 17, 2002, Second Amendment to Loan Agreement dated May 30, 2002, Third Amendment to Loan Agreement dated as of August 28, 2002, Fourth Amendment to Loan Agreement dated as of September 30, 2002 and Fifth Amendment to Loan Agreement dated as of March 6, 2003, as the same may be further amended, supplemented or modified from time to time, and any loan agreement or credit agreement executed in restatement and replacement therefor.

         "Net Income" means, for any period, with respect to Parent and its Subsidiaries, the consolidated net income (or loss) of Parent and its Subsidiaries for such period, determined in accordance with GAAP applied consistently, (a) excluding any extraordinary items during such period, and (b) excluding write-downs on asset impairments and any other non cash charges in an aggregate amount which does not exceed $15,000,000.00 during the fiscal year ended December 31, 2002

         (b) The definition of the term "Vessel Purchase Event" shall be deleted from Section 1.1 of the Agreement.

         Section II.2. Amendment to Section 2.9. (a) The title of Section 2.9 of the Agreement is amended to read "Facility Fee, Extension Fee and Amendment Fee".

         (b) Clause (d) contained in Section 2.9 of the Agreement shall be re-lettered as clause (c) and is amended to read in its entirety as follows:

               (c) Borrowers agree to pay to Agent for the Pro-Rata benefit of Lenders an amendment fee in the amount of $75,000.00 for each fiscal quarter for which the Ratio of Funded Debt to EBITDA is greater than
         3.50 to 1.00. Such amendment fee shall be payable (i) on March 6, 2003, for the fiscal quarter ending December 31, 2002, and (ii) for each fiscal quarter thereafter (commencing with the quarter ending March 31, 2003) for which the Ratio of Funded Debt to EBITDA is greater than 3.50 to 1.00, on the date on which Borrowers deliver to Agent the No Default Certificate for such fiscal quarter, but in no event later than forty-five (45) days after the end of such fiscal quarter.


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         Section II.3. Amendment to Section 9.5. Section 9.5 of the Agreement
shall be amended to read in its entirety as follows:

                  Section 9.5. Fixed Charge Coverage Ratio. Parent and its Subsidiaries will maintain a Fixed Charge Coverage Ratio of not less than 1.50 to 1.00; provided, however, that in the event CIT amends the CIT Loan Agreement to provide that Parent and its Subsidiaries are required to maintain a Fixed Charge Coverage Ratio of 1.40 to 1.00 or less for at least the quarters ending March 31, 2003 and June 30, 2003, then Parent and its Subsidiaries shall maintain a Fixed Charge Coverage Ratio of not less than (a) 1.40 to 1.00 for the quarters ending March 31, 2003 and June 30, 2003, and (b) 1.50 to 1.00 for the quarter ending September 30, 2003 and at all times thereafter. The Fixed Charge Coverage Ratio will be calculated and tested quarterly as of the last day of each fiscal quarter of Parent, and for purposes of calculating the Fixed Charge Coverage Ratio, EBITDA shall be calculated for the period of four fiscal quarters ended as of the date of calculation.

         Section II.4. Amendment to Section 9.6. Section 9.6 of the Agreement shall be amended to read in its entirety as follows:

                  Section 9.6. Ratio of Funded Debt to EBITDA. Parent and its Subsidiaries will maintain a Ratio of Funded Debt to EBITDA of not greater than (a) 4.25 to 1.00 for the quarter ended December 31, 2002,
         (b) 5.95 to 1.00 for the quarter ending March 31, 2003, (c) 6.30 to
         1.00 for the quarter ending June 30, 2003 and (d) 3.50 to 1.00 for the quarter ending September 30, 2003 and at all times thereafter. The Ratio of Funded Debt to EBITDA will be calculated and tested quarterly as of the last day of each fiscal quarter of Parent, and for purposes of calculating the Ratio of Funded Debt to EBITDA, EBITDA shall be calculated for the period of four fiscal quarters ended as of the date of calculation.

         Section II.5. Amendment to Section 9.7. Section 9.7 of the Agreement shall be amended as follows:

                  Section 9.7. Capital Expenditures. Parent and its Subsidiaries will not incur Capital Expenditures in an aggregate amount (for Parent and its Subsidiaries) which exceeds (a) $16,000,000.00 from January 1, 2003 through June 30, 2003, or (b) $24,000,000.00 during any calendar year (including the year ending December 31, 2003).

         Section II.6. Amendment to Schedules and Exhibits. Exhibit "V" to the Agreement (No Default Certificate) is amended to conform in its entirety to Annex "A" to this Amendment.


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                                  ARTICLE III.

                              Conditions Precedent

         Section III.1. Conditions. The effectiveness of this Amendment is subject to the receipt by Agent of the following, each in form and substance satisfactory to Agent and Lenders:

                  (a) Certificate-Each Corporate Borrower. A certificate of the Secretary or another officer of each Corporate Borrower acceptable to Agent certifying (i) resolutions of the board of directors of each Corporate Borrower which authorize the execution, delivery and performance by such Corporate Borrower of this Amendment and the other Loan Documents to which such Corporate Borrower is or is to be a party, and (ii) the names of the officers of each Corporate Borrower authorized to sign this Amendment and each of the other Loan Documents to which such Corporate Borrower is or is to be a party together with specimen signatures of such officers.

                  (b) Certificate - LLC. A certificate of a Manager or another officer of LLC acceptable to Agent certifying (i) resolutions of the Members of LLC which authorize the execution, delivery and performance by LLC of this Amendment and the other Loan Documents to which LLC is or is to be a party, and (ii) the names of the Managers or other officers of LLC authorized to sign this Amendment and each of the other Loan Documents to which LLC is or is to be a party together with specimen signatures of such Persons.

                  (c) Amendment Fee. The amendment fee referred to in Section
         2.9 for the quarter ending December 31, 2002 in the amount of $75,000.00.

                  (d) Additional Information. Such additional documents, instruments and information as Lenders, Agent or Eximbank may request.

                                   ARTICLE IV.

                 Ratifications, Representations, and Warranties

         Section IV.1. Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement are ratified and confirmed and shall continue in full force and effect. Borrowers and Lenders agree that the Agreement as amended hereby shall continue to be the legal, valid and binding obligation of such Persons enforceable against such Persons in accordance with its terms.


         Section IV.2. Representations, Warranties and Agreements. Each Borrower hereby represents and warrants to Lenders that (a) the execution, delivery, and performance of this Amendment and any and all other Loan Documents executed or delivered in connection herewith have been authorized by all requisite action on the part of such Borrower and will not violate the Organizational Documents of such Borrower, (b) the representations and warranties contained in the Agreement as amended hereby, and all other Loan Documents are true and correct on and as of the date hereof as though made on and as of the date hereof, (c) upon the effectiveness of this Amendment no Event of Default or Unmatured Event of Default will exist, (d) upon the effectiveness of this Amendment Borrowers will be in full compliance with all covenants and agreements contained in the Agreement as amended hereby, (e) Borrowers are indebted to Lenders pursuant to the terms of the Notes, as the same may have been renewed, modified, extended and rearranged, (f) the liens, security interests, encumbrances and assignments created and evidenced by the Loan Documents are, respectively, valid and subsisting liens, security interests, encumbrances and assignments and secure the Notes as the same may have been renewed, modified or rearranged, and (g) no Borrower has any claims, credits, offsets, defenses or counterclaims arising from the Loan Documents or any Lender's performance under the Loan Documents.


                                   ARTICLE V.

                                  Miscellaneous

         Section V.1. Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Documents including any Loan Document furnished in connection with this Amendment shall fully survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by any Lender or any closing shall affect the representations and warranties or the right of any Lender to rely on them.

         Section V.2. Reference to Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement, as amended hereby.

         Section V.3. Expenses. As provided in the Agreement, Borrowers agree to pay on demand all costs and expenses incurred by Agent in connection with the preparation, negotiation and execution of this Amendment and the other documents and instruments executed pursuant hereto and any and all amendments, modifications and supplements thereto, including, without limitation, the costs and fees of Agent's legal counsel, and all costs and expenses incurred by Agent in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Document, including, without limitation, the costs and fees of Agent's legal counsel.

         Section V.4. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         SECTION V.5. APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE

PERFORMABLE IN HOUSTON, HARRIS COUNTY, TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

         Section V.6. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Agent, Issuing Bank, each Lender and each Borrower and their respective successors and assigns, except that no Borrower may assign or transfer any of its rights or obligations hereunder without the prior written consent of Agent.

         Section V.7. Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

         Section V.8. Effect of Waiver. No consent or waiver, express or implied, by Agent, Issuing Bank or any Lender to or for any breach of or deviation from any covenant, condition or duty by any Borrower shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

         Section V.9. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         SECTION V.10. ENTIRE AGREEMENT. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS, AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT AND THE OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

         Executed as of the date first written above.


                                   BORROWERS:

                                   HORIZON OFFSHORE CONTRACTORS, INC.


                                   By:
                                      ----------------------------------------
                                      David W. Sharp
                                      Executive Vice President

                                   HORIZEN, L.L.C.


                                   By:
                                      ----------------------------------------
                                      R. Clay Etheridge
                                      President



                                   HORIZON SUBSEA SERVICES, INC.


                                   By:
                                      ----------------------------------------
                                      David W. Sharp
                                      Executive Vice President

                                   HORIZON VESSELS, INC.


                                   By:
                                      ----------------------------------------
                                      David W. Sharp
                                      Executive Vice President



                                   AGENT:

                                   SOUTHWEST BANK OF TEXAS, N.A., as Agent


                                   By:
                                      ----------------------------------------
                                      Valerie Gibbs
                                      Senior Vice President



                                   LENDERS:

                                   SOUTHWEST BANK OF TEXAS, N.A.


                                   By:
                                      ----------------------------------------
                                      Valerie Gibbs
                                      Senior Vice President



                                   DRESDNER BANK LATEINAMERIKA AG


                                   By:
                                      ----------------------------------------
                                      Maria Fernandez de Castro
                                      Marketing Officer


                                   By:
                                      ----------------------------------------
                                      Sergio Goloubeff
                                      First Vice President

                                   BANK OF SCOTLAND


                                   By:
                                      ----------------------------------------
                                      Joseph Fratus
                                      Vice President


                                   HIBERNIA NATIONAL BANK


                                   By:
                                      ----------------------------------------
                                      Gary Culbertson
                                      Vice President

         Each of the undersigned Guarantors (a) hereby consents and agrees to this Amendment, (b) agrees that all references to the Loan Agreement contained in the Guaranty Agreement executed by such Person shall constitute references to such Loan Agreement as amended by this Amendment and as the same may be further amended, and (c) agrees that the Guaranty Agreement executed by such Person shall remain in full force and effect and shall continue to be the legal, valid and binding obligations of such Guarantor, enforceable against such Guarantor in accordance with its terms and shall evidence such Guarantor's guaranty of the Notes as renewed, modified and extended from time to time.


                                   HORIZON OFFSHORE, INC.


                                   By:
                                       ----------------------------------------
                                       David W. Sharp
                                       Executive Vice President



                                   HORIZON OFFSHORE CONTRACTORS, LTD.


                                   By:
                                      ----------------------------------------
                                      David W. Sharp
                                      Director



                                   ECH OFFSHORE, S. DE R.L. DE C.V.


                                   By:
                                      ----------------------------------------
                                      R. Clay Etheridge
                                      Sole Manager

                                   Other Guarantors

                                   PROGRESSIVE PIPELINE CONTRACTORS, INC.
                                   AFFILIATED MARINE CONTRACTORS, INC.
                                   TEXAS OFFSHORE CONTRACTORS CORP.
                                   FLEET PIPELINE SERVICES, INC.
                                   GULF OFFSHORE CONSTRUCTION, INC.
                                   BAYOU MARINE CONTRACTORS, INC.


                                   By:
                                      ----------------------------------------
                                      David W. Sharp
                                      Executive Vice President


                                   HORIZON GROUP L.D.C.


                                   By:
                                      ----------------------------------------
                                      David W. Sharp
                                      Director


                                   HORIZON OFFSHORE NIGERIA LTD.


                                   By:
                                      ----------------------------------------
                                      David W. Sharp
                                      Director


                                   TIBURON INGENIERIA Y CONSTRUCCION, S. DE
                                   R.L. DE C.V.


                                   By:
                                      ----------------------------------------
                                      David W. Sharp
                                      Secretary

                                   HORIZON VESSELS INTERNATIONAL LTD.


                                   By:
                                      ----------------------------------------
                                      David W. Sharp
                                      Vice President


                                   PT HORIZON INDONESIA


                                   By:
                                      ----------------------------------------
                                      David W. Sharp
                                      Commissioner


                                   HORIZON OFFSHORE INTERNATIONAL LTD.


                                   By:
                                      ----------------------------------------
                                      David W. Sharp
                                      Executive Vice President


                                   HORIZON MARINE CONSTRUCTION LTD.


                                   By:
                                      ----------------------------------------
                                      David W. Sharp
                                      Executive Vice President


                                   HORIZON OFFSHORE PTE. LTD.


                                   By:
                                      ----------------------------------------
                                      David W. Sharp
                                      Director

                                   HORIZON OFFSHORE CONTRACTORS
                                   (MAURITIUS) LTD.


                                   By:
                                      ----------------------------------------
                                      David W. Sharp
                                      Director


                                   HORIZON MARINE CONSTRUCTION
                                   (MAURITIUS) LTD.


                                   By:
                                      ----------------------------------------
                                      David W. Sharp
                                      Director


                                   HORIZON C-BAY COSTA AFUERA, S. DE
                                   R.L. DE C.V.


                                   By:
                                      ----------------------------------------
                                      David W. Sharp
                                      Member


                                   HOC OFFSHORE, S. DE R.L. DE C.V.


                                   By:
                                      ----------------------------------------
                                      R. Clay Etheridge
                                      President


                                   PT ARMANDI PRANAUPAYA


                                   By:
                                      ----------------------------------------
                                      David W. Sharp
                                      Director

                                 LIST OF ANNEXES


       Annex                            Document
       -----                            --------

         A                              No Default Certificate

                                    ANNEX "A"

                             No Default Certificate


                                      -16-